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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 25, 2000



                                  CYSIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)




         DELAWARE                     0-27607                   54-1698017
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                        10780 PARKRIDGE BLVD., SUITE 400
                                RESTON, VA 20191
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 259-2300
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

        On July 25, 2000, Cysive, Inc. (the "COMPANY") issued a press release announcing its financial results for the quarter ended June 30, 2000. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of businesses acquired:  Not Applicable

(b)     Pro Forma Financial Information:  Not Applicable

(c)     Exhibits.

        Exhibit No.             Description

           99.1 Press Release, dated July 25, 2000, announcing the Registrant's financial results for the quarter ended June 30, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CYSIVE, INC.

                                  By: /s/ John R. Lund
                                      ------------------------------------------
                                      John R. Lund
                                      Vice President, Chief Financial Officer,
                                      Treasurer, Secretary and Director

                                  Date:  August 1, 2000



                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER             DESCRIPTION

    99.1              Press Release, dated July 25, 2000, announcing the
                      Registrant's financial results for the quarter ended June
                      30, 2000.